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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 25, 2005


                                CAMINOSOFT CORP.
             (Exact name of registrant as specified in its charter)

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
                     CALIFORNIA                                 1-12312                           95-3880130
   (State or other jurisdiction of incorporation)        (Commission File No.)         (IRS Employer Identification No.)
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                          600 Hampshire Road, Suite 105
                       Westlake Village, California 91361
              (Address of principal executive offices and Zip Code)


                                 (805) 370-3100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 25, 2005 the Audit Committee of the Company's Board of Directors dismissed BDO Seidman, LLP ("BDO") as its independent accountants. On October 25, 2005, the Audit Committee of the Company's Board of Directors engaged Weinberg & Company, P.A. ("Weinberg") to serve as the Company's independent accountants and to audit its financial statements for the fiscal year ended September 30, 2005.

         During the Company's two prior fiscal years and the period from October 1, 2005 through the date of its dismissal, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused it to make reference thereto in its reports on the Company's financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

         BDO's reports on the financial statements of the Company for the years ended September 30, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended September 30, 2004 indicated that there was a substantial doubt as to the Company's ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

         During the two fiscal years of the Company ended September 30, 2003 and 2004 and the interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with Weinberg regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either written or oral advice was provided to the Company by Weinberg that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to paragraph 304 (a)(1)(iv) of Regulation S-B.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


(c)    Exhibits

       Exhibit No.     Title

       16              Letter from BDO Seidman, LLP


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of October 2005.

                                              CAMINOSOFT CORP.


                                              By: /s/ Stephen Crosson
                                                  Stephen Crosson
                                                  Chief Financial Officer and
                                                  Chief Operating Officer


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